WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           NETWORK IMAGING CORPORATION



Holder:

         Name:    Redington, Inc.

         Address: 174 Post Road West
                  Wesport, CT  06880


No. of Shares of Common Stock:                 5,000 shares


Grant Date:                                    October 21, 1993


Termination Date:                              October 20, 1998 (at 5:00 p.m.
                                               Washington, D.C. Time)


Purchase Price Per Share:                      $14.85


--------------------------------------------------------------------------------

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE; THE WARRANT MAY NOT BE EXERCISED, AND THE WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE MAY NOT BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED, WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM; IF AN EXEMPTION IS APPLICABLE, THE HOLDER SHALL DELIVER AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

--------------------------------------------------------------------------------

         FOR VALUE RECEIVED, Network Imaging Corporation, a Delaware Corporation (the "Company"), hereby certifies that the person identified above as the holder or permitted assigns (the "Holder") is entitled to purchase from the Company 5,000 fully paid and nonassessable shares of Common Stock, par value $.0001 per share, of the Company at the purchase price of $14.85 per share. (Hereinafter, (i) said Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," and (v) this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant.")

         1. Exercise of Warrant. The Warrant may be exercised at any time or from time to time commencing on the date hereof and prior to 5:00 p.m. Washington, D.C. time on the Termination Date set forth above. The Holder may exercise this Warrant for the number of shares then exercisable (or any lesser amount of shares the Holder may choose to exercise) by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 8(a) hereof, together with proper payment of the Aggregate Warrant Price (or the proportionate part thereof if this Warrant is exercised in part). Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. Upon such surrender of this Warrant, the Company will issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, in lieu of issuing any fractional share of Common Stock to which the Holder shall be entitled, shall pay the Holder cash equal to the value of such fractional share (all calculations to be made to the nearest cent). In the event that the Warrant Shares have not been registered under the Securities Act prior to exercise, the Holder agrees to execute an investment letter in the form of Attachment B prior to delivery of the Warrant Shares due upon exercise. The Warrants may not be exercised in full or in part by any Holder if, in the opinion of counsel to the Company, exercise of the Warrants by such Holder would violate the securities registration provisions of the securities laws of the United States or any jurisdiction the laws of which apply to such exercise.


         2. Adjustments. In case the Company shall hereafter (i) pay a dividend in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then, and in each such case, the number of shares of Common Stock which the Holder is entitled to purchase pursuant to this Warrant immediately prior to the happening of any of such events shall be adjusted so that the Holder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock which he would have owned or would have been entitled to receive immediately following the happening of such event had this Warrant been exercised immediately prior thereto, and the Per Share Warrant Price shall be correspondingly adjusted. An adjustment made pursuant to this
Section 2 shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.


         3. Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock delivered on the exercise of this Warrant, at the time of such delivery, will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights. The Company shall not be obligated to pay any stamp, original issue, transfer or other taxes in respect of this Warrant or the Common Stock deliverable on the exercise of this Warrant.


         4.        Non-Assignability.


         (a) Non-Assignability; Exceptions Thereto. This Warrant may not be assigned or transferred by the Holder except (i) by operation of law, (ii) to Thomas Redington, or (iii) pursuant to an effective registration statement under the Securities Act of 1933 (the "Securities Act").


         (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company: (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, and (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar.


         (c) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend:


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.


         (d) Transfer. In the case of transfers to be effected by the Holder's attorney, executor, administrator, trustee, guardian or other legal representative, the Company or its stock transfer agent may require such representative to produce and deposit duly authenticated evidence of such representative's authority before giving effect to the requested assignment. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.


         5. Indemnification. The Holder acknowledges that the Holder understands the meaning and legal consequences of Section 4 hereof, regarding securities laws and conditions to transfer, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorney's fees and costs incurred in enforcing this indemnity provision) to which the Company or any such director or officer or representative may become subject under the Securities Act or any other statute or common law due to or arising out of any transfer or disposition of the Warrant or any of the Warrant Shares not in accordance with this Warrant.


         6. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.


         7. Warrant Holder Not Stockholder. This Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.


         8. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is delivered by hand or is mailed to:


         (a) the Company at 500 Huntmar Park Drive, Herndon, Virginia 22070 or such other address as the Company has designated in writing to the Holder, or


         (b) the Holder at the address set forth above, or such other address as the Holder has designated in writing to the Company.


         All such notices or other communications shall be deemed effective upon the earlier of confirmed receipt or, if mailed, five business days after deposit in the United States mail, postage prepaid, registered or certified, return receipt requested.


         9. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.


         10. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof. The Company and the Holder each agree to submit to the non-exclusive jurisdiction of the courts of the State of Virginia in any action or proceeding arising out of or relating to this Warrant.


         11. Successors. All the rights and obligations and other provisions of this Warrant shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.


         12. Amendment. This Warrant may not be amended orally, but only by an amendment in writing signed both by the Company and the Holder.


         13. Severability. If any provision hereof is for any reason and to any extent declared to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Warrant shall not in any way be affected or impaired thereby.


         IN WITNESS  WHEREOF,  NETWORK  IMAGING  CORPORATION,  has  caused  this
Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary this 5th day of October, 1993.


(Corporate Seal)             NETWORK IMAGING CORPORATION




ATTEST:                                     By:  /s/ Robert P. Bernardi
                                               ------------------------
                                               Robert P. Bernardi
                                               President

/s/  John B. Mann
----------------------
John B. Mann
Secretary

                                  SUBSCRIPTION


         The undersigned,  ___________________________________,  pursuant to the provisions of the foregoing Warrant agrees to subscribe for the purchase of ___________ shares of the Common Stock of NETWORK IMAGING CORPORATION covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.



Dated:___________________          Signature:_______________________________


                                   Address:  _______________________________

                                             _______________________________



                                   ASSIGNMENT


         FOR VALUE RECEIVED hereby sells, assigns and transfers unto the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint attorney, to transfer said Warrant on the books of NETWORK IMAGING CORPORATION.



Dated:_______________                       Signature:________________________


                                            Address:  ________________________

                                                      ________________________

                               PARTIAL ASSIGNMENT


         FOR VALUE RECEIVED _________________________________ hereby assigns and transfers unto the right to purchase shares of the Common Stock of NETWORK IMAGING CORPORATION by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint , attorney, to transfer that part of said Warrant on the books of NETWORK IMAGING CORPORATION.





Dated:_____________________                 Signature:_______________________


                                            Address:  _______________________

                                                      _______________________

                                                             Attachment A
                                                             Registration Rights




         Network Imaging Corporation (the "Company") agrees to extend the registration rights set forth below to Redington, Inc. or its successors as Holder of the Company's warrant to Purchase Common Stock dated October 21, 1993 (the "Warrant"). Capitalized terms used herein and not defined have the same meanings as given to them in the Warrant.


         1. The Company hereby undertakes to register under the Securities Act of 1933, as amended (the "Act"), no later than May 8, 1994, any of the Warrant Shares, provided the Company has received the consent of the Company's underwriters to such registration. The Company shall advise the Holder by written notice at least four weeks prior to the filing of the registration statement under the Act covering the Warrant Shares, and will include in any such registration statement at the request of the Holder such information as may be required to permit a public offering of the Warrant Shares that are then exercisable. The Company shall not be obligated to maintain such registration statement in effect for more than nine months after its effective date. The Company shall supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of such Warrant Shares, use its best efforts to register and qualify any of such Warrant Shares for sale in such states as such Holder designates and furnish indemnification in the manner provided below. The Holder shall furnish to the Company such information regarding the Holder as the Company shall reasonably request in writing in connection with the registration statement and shall furnish indemnification to the Company as set forth below. All costs and expenses of such registration statement shall be borne by the Company except that the Holder shall bear the fees of its own counsel and any underwriting discounts or commissions applicable to any of the Warrant Shares sold by such Holder. To participate in the registration offered hereby, the Holder must comply with all the terms and conditions set forth herein.


         2. The following provisions shall apply in the event of a registration effected pursuant to Section 1 hereof:


                  (a) Whenever pursuant to Section 1, a registration statement relating to the Warrant Shares is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the securities covered by such registration statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such underwriter, or any such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Distributing Holder or such underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof.


                  (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.


                  (c) Promptly after receipt by an indemnified  party under this
Section 2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 2.


                  (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                                                                    Attachment B




Network Imaging Corporation
500 Huntmar Park Drive
Herndon, VA 22070


Dear Sirs:


         The undersigned hereby exercises a warrant to purchase the number of shares of Common Stock of Network Imaging Corporation (the "Company") set forth below (the "Shares"), encloses herewith the aggregate purchase price for the Shares, and represents, warrants and agrees as follows:


         1. The undersigned is acquiring the Shares for investment and not with a view to resale or distribution thereof. The undersigned has no present intention of selling or otherwise disposing of all or any of such Shares, and is acquiring the Shares for the undersigned's own account. No other person has a direct or indirect beneficial interest in the Shares.


         2. The undersigned understands: that the Shares are not registered under the Securities Act of 1933 (the "Act"); that the Shares are being issued in reliance upon the provisions of Section 4(2) of the Act, exempting from the registration requirements of the Act transactions not involving any public offering; that the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from such registration is available, such as that provided by Rule 144 under the Act; and that, except as set further in Attachment A to the Warrant issued to Redington, Inc. on October 21, 1993, the Company is under no obligation to register the Shares or to comply with any conditions required for an exemption from registration.


         3. The undersigned has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of acquiring the Shares. The undersigned understands the very substantial risks associated with investment in the Company, is able to bear indefinitely the economic risk of acquiring the Shares, has other adequate means of providing for current needs and contingencies, has no need for liquidity with respect to such investment and could afford the complete loss thereof.


         4. The undersigned agrees not to sell any of the Shares without registration under applicable federal and state securities laws or an opinion of counsel satisfactory to the Company that registration is not required under the Act or any applicable state securities laws. The undersigned further consents to the placement of a restrictive legend on the certificates evidencing the Shares in substantially the following form:


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.


         5. Consistent with the foregoing, the undersigned further consents to issuance of stop-transfer instructions to the Company's transfer agent, if any, with respect to the Shares or the notation of stop-transfer instructions in appropriate records of the Company.





Number of Shares:__________     Aggregate Purchase Price: $ _________________



Dated:_____________________     Taxpayer Identification No. _________________





                                          Very truly yours,


                                          ______________________________